UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22294

Western Asset Investment Grade Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

ITEM 1. REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
November 30, 2025

WESTERN ASSET
INVESTMENT GRADE
OPPORTUNITY
TRUST INC. (IGI)

Fund objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
What’s inside

II
Western Asset Investment Grade Opportunity Trust Inc.

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of Western Asset Investment Grade Opportunity Trust Inc. for the twelve-month reporting period ended November 30, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notice
Effective January 3, 2025, the named portfolio management team responsible for the day-to-day oversight of the Fund is as follows: Michael Buchanan, Daniel Alexander, Ryan Brist, Blanton Keh and Molly Schwartz.
Effective August 19, 2025, Blanton Keh stepped down from the portfolio management team.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
December 31, 2025
Western Asset Investment Grade Opportunity Trust Inc.

III

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Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly known as “high yield” or “junk” bonds) at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.
The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements, provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.
In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durations offered by corporate fixed income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.
The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However, as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.
At Western Asset Management Company, LLC (Western Asset), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

1

Fund overview (cont’d)
management, oversight and coordination of the Fund are Michael Buchanan, Daniel Alexander, Ryan Brist and Molly Schwartz.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated a solid return over the twelve-months ended November 30, 2025. The market was driven by several factors, including mixed economic data, moderating but “sticky” inflation, shifting U.S. Federal Reserve (Fed) monetary policy, a trade tensions between the U.S. and its trading partners, a 43-day government shutdown that ended in November 2025, and several geopolitical issues.
Looking back, the Fed lowered interest rates in September 2024 (the first reduction since 2020) and again in November and December 2024. The December reduction put the federal funds target rate at 4.25%-4.50%, the lowest level since December 2022. The Fed then remained on hold at its first five meetings in 2025, as it weighed the impact of the U.S. President’s tariffs on the economy and inflation. Then, as expected, the Fed lowered rates at both its September and October 2025 meetings, citing concerns over the labor market.
Both short- and long-term U.S. Treasury yields declined during the reporting period. The two-year U.S. Treasury yield began the period at 4.13% and ended at 3.47%, whereas the ten-year U.S. Treasury yield began the period at 4.18% and ended at 4.02%.
All told, the Bloomberg U.S. Aggregate Indexi returned 5.70% for the twelve months ended November 30, 2025. Comparatively, the Bloomberg U.S. Credit Indexii returned 6.00% over the same period and the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexiii returned 7.55%.
Q. How did we respond to these changing market conditions?
A. During the reporting period, the Fund reallocated some of its holdings from BBB-rated securities to those rated A and AA, although it continued to favor the relatively lower end of the investment-grade quality spectrum overall. In terms of rates positioning, the Fund made modest reductions but maintained a slight overweight duration position and a yield curve steepened bias. On a sector basis, the Fund decreased its allocations to energy and consumer non-cyclicals1, while increasing its exposure to utilities — particularly electric utilities — and life insurance. Within its high-yield credit exposure, the Fund reduced its position in automotive and made marginal additions to gaming.
Performance review
For the twelve months ended November 30, 2025, Western Asset Investment Grade Opportunity Trust Inc. returned 5.93% based on its net asset value (NAV)iv and 3.70% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Index, returned 6.00% for the same period.

Non-cyclicals consist of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.85 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2025
Price Per Share	12-Month Total Return**
$17.72 (NAV)	5.93%†
$16.50 (Market Price)	3.70%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions at NAV.
‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Among the largest contributors to the Fund’s relative performance during the reporting period was its issue selection within multiple sectors, led by selection within financials (overweight Credit Agricole and Goldman Sachs), energy (overweight Southern Natural Gas), and consumer non-cyclicals (overweight Mars Inc and Altria Group). The Fund’s quality biases were also rewarded, led by an overweight to lower quality securities, as they outperformed their higher quality counterparts. On a sector basis, the overweight to financials and the underweight to information technology added to performance.
Q. What were the leading detractors from performance?
A. Rates positioning was a modest detractor from relative performance, primarily due to rising rates at the end of 2024. On a sector basis, the underweight to sovereigns also detracted from performance, as the sector outperformed during the reporting period.
*
For the tax character of distributions paid during the fiscal year ended November 30, 2025, please refer to page 47 of this report.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Fund overview (cont’d)
Looking for additional information?
The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Investment Grade Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
December 16, 2025
RISKS: The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower rated higher yielding bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund – Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of November 30, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 30 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2025, were: financials (36.4%), energy (12.1%), communication services (10.3%), utilities (7.4%) and industrials (6.8%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is comprised of investment-grade, U.S. dollar-denominated government, corporate, and mortgage- and asset-backed issues having at least one year to maturity.
ii
The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
iii
The Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, taxable corporate bond market. The Index limits the maximum exposure to any one issuer to 2%.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of November 30, 2025
As of November 30, 2024
40%
35%
30%
25%
20%
15%
10%
5%
0%
36.8
35.3
12.2
14.9
10.3
8.9
7.5
3.9
6.9
7.0
6.3
10.0
6.0
7.1
3.7
4.2
3.3
3.4
2.5
1.9
1.8
0.9
0.8
0.8
0.8
0.7
0.8
0.5
0.3
0.5
Financials
Energy
Communication services
Utilities
Industrials
Health care
Consumer discretionary
Consumer staples
Information technology
Sovereign bonds
Materials
Municipal bonds
Real estate
U.S. government & agency obligations
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of November 30, 2025, and November 30, 2024, and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 11/30/25	5.93%
Five Years Ended 11/30/25	0.08
Ten Years Ended 11/30/25	3.47
Cumulative total returns[1]
11/30/15 through 11/30/25	40.63%

Market Price
Average annual total returns[2]
Twelve Months Ended 11/30/25	3.70%
Five Years Ended 11/30/25	-0.61
Ten Years Ended 11/30/25	2.57
Cumulative total returns[2]
11/30/15 through 11/30/25	28.83%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Fund performance (unaudited) (cont’d)
Historical performance
Value of $10,000 invested in
Western Asset Investment Grade Opportunity Trust Inc. vs. Bloomberg U.S. Credit Index† — November 2015 - November 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in Western Asset Investment Grade Opportunity Trust Inc. on November 30, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through November 30, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Credit Index. The Bloomberg U.S. Credit Index (the “Index”) is an index composed of corporate and non-corporate debt issues that are investment grade. The Index is unmanaged. Please note that an investor cannot invest directly in an index.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 94.1%
Communication Services — 10.3%
Diversified Telecommunication Services — 3.0%
AT&T Inc., Senior Notes	5.375%	8/15/35	550,000	$569,354
AT&T Inc., Senior Notes	4.900%	6/15/42	250,000	225,922
AT&T Inc., Senior Notes	4.800%	6/15/44	170,000	153,341
AT&T Inc., Senior Notes	3.550%	9/15/55	380,000	260,657
AT&T Inc., Senior Notes	6.050%	8/15/56	50,000	51,608
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	910,000	1,119,492
Verizon Communications Inc., Senior Notes	4.750%	1/15/33	120,000	120,767
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	680,000	667,349
Total Diversified Telecommunication Services				3,168,490
Entertainment — 0.2%
Flutter Treasury DAC, Senior Secured Notes	5.875%	6/4/31	200,000	202,127 (a)
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	98,000	73,549
Total Entertainment				275,676
Interactive Media & Services — 1.9%
Alphabet Inc., Senior Notes	4.375%	11/15/32	70,000	70,872
Alphabet Inc., Senior Notes	4.700%	11/15/35	210,000	213,472
Alphabet Inc., Senior Notes	5.350%	11/15/45	80,000	81,851
Alphabet Inc., Senior Notes	5.250%	5/15/55	220,000	218,731
Alphabet Inc., Senior Notes	5.450%	11/15/55	80,000	81,384
Meta Platforms Inc., Senior Notes	4.600%	11/15/32	130,000	131,982
Meta Platforms Inc., Senior Notes	4.875%	11/15/35	110,000	111,235
Meta Platforms Inc., Senior Notes	5.500%	11/15/45	160,000	160,147
Meta Platforms Inc., Senior Notes	5.400%	8/15/54	510,000	494,999
Meta Platforms Inc., Senior Notes	5.625%	11/15/55	140,000	139,746
Meta Platforms Inc., Senior Notes	5.750%	11/15/65	280,000	279,029
Total Interactive Media & Services				1,983,448
Media — 5.0%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	540,000	486,979
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	186,075
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.850%	12/1/35	80,000	$80,220
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	402,701
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	260,000	218,259
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	110,000	96,468
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.900%	6/1/52	100,000	65,705
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	260,000	209,363
Comcast Corp., Senior Notes	6.400%	5/15/38	1,470,000	1,606,146
Comcast Corp., Senior Notes	6.050%	5/15/55	160,000	162,065
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	250,000	241,795 (a)
Fox Corp., Senior Notes	5.476%	1/25/39	480,000	486,422
Paramount Global, Senior Notes	7.875%	7/30/30	230,000	255,329
Paramount Global, Senior Notes	5.250%	4/1/44	80,000	64,989
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	220,000	254,996
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	370,000	378,436
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	20,000	20,390
Versant Media Group Inc., Senior Secured Notes	7.250%	1/30/31	60,000	61,685 (a)
Total Media				5,278,023
Wireless Telecommunication Services — 0.2%
T-Mobile USA Inc., Senior Notes	5.875%	11/15/55	180,000	183,565

Total Communication Services				10,889,202
Consumer Discretionary — 6.0%
Automobile Components — 0.3%
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	210,000	204,496 (a)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobile Components — continued
ZF North America Capital Inc., Senior Notes	7.500%	3/24/31	150,000	$148,516 (a)
Total Automobile Components				353,012
Automobiles — 1.4%
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	186,242
General Motors Co., Senior Notes	6.750%	4/1/46	340,000	369,048
Hyundai Capital America, Senior Notes	5.250%	1/8/27	300,000	303,445 (a)
Volkswagen Group of America Finance LLC, Senior Notes	5.250%	3/22/29	560,000	574,064 (a)
Total Automobiles				1,432,799
Broadline Retail — 0.8%
Amazon.com Inc., Senior Notes	4.350%	3/20/33	110,000	110,801
Amazon.com Inc., Senior Notes	4.650%	11/20/35	210,000	211,956
Amazon.com Inc., Senior Notes	4.250%	8/22/57	280,000	232,035
Amazon.com Inc., Senior Notes	5.550%	11/20/65	230,000	231,262
Total Broadline Retail				786,054
Diversified Consumer Services — 0.3%
Cornell University, Senior Notes	4.733%	6/15/35	220,000	223,149
Washington University, Senior Notes	4.349%	4/15/2122	170,000	131,808
Total Diversified Consumer Services				354,957
Hotels, Restaurants & Leisure — 2.8%
Brightstar Lottery PLC, Senior Secured Notes	5.250%	1/15/29	410,000	409,556 (a)
Carnival Corp., Senior Notes	5.750%	3/15/30	420,000	431,925 (a)
Carnival Corp., Senior Secured Notes	7.875%	6/1/27	130,000	136,035
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	440,000	382,250 (a)
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	344,279
Melco Resorts Finance Ltd., Senior Notes	7.625%	4/17/32	280,000	291,922 (a)
Melco Resorts Finance Ltd., Senior Notes	6.500%	9/24/33	200,000	198,174 (a)
Royal Caribbean Cruises Ltd., Senior Notes	3.700%	3/15/28	630,000	621,946
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	1/15/36	100,000	101,128
Total Hotels, Restaurants & Leisure				2,917,215
Household Durables — 0.4%
Sekisui House US Inc, Senior Notes	6.000%	1/15/43	310,000	292,096
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Household Durables — continued
TopBuild Corp., Senior Notes	5.625%	1/31/34	160,000	$162,305 (a)
Total Household Durables				454,401

Total Consumer Discretionary				6,298,438
Consumer Staples — 3.7%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.800%	1/23/59	330,000	344,350
Consumer Staples Distribution & Retail — 0.2%
Kroger Co., Senior Notes	5.500%	9/15/54	190,000	185,416
Food Products — 1.3%
Gruma SAB de CV, Senior Notes	5.390%	12/9/34	200,000	205,100 (a)
J M Smucker Co., Senior Notes	6.200%	11/15/33	210,000	228,934
JBS USA LUX Sarl/JBS USA Food Co./JBS USA Foods Group, Senior Notes	5.950%	4/20/35	260,000	275,090 (a)
JBS USA LUX Sarl/JBS USA Food Co./JBS USA Foods Group, Senior Notes	6.375%	2/25/55	110,000	113,830 (a)
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	90,000	83,615
Mars Inc., Senior Notes	5.200%	3/1/35	200,000	206,998 (a)
Mars Inc., Senior Notes	5.650%	5/1/45	150,000	153,574 (a)
Mars Inc., Senior Notes	5.700%	5/1/55	60,000	61,204 (a)
Total Food Products				1,328,345
Tobacco — 1.9%
Altria Group Inc., Senior Notes	3.875%	9/16/46	320,000	244,920
BAT Capital Corp., Senior Notes	6.250%	8/15/55	100,000	105,310
Imperial Brands Finance PLC, Senior Notes	6.125%	7/27/27	510,000	525,009 (a)
Philip Morris International Inc., Senior Notes	4.250%	11/10/44	610,000	526,424
Reynolds American Inc., Senior Notes	8.125%	5/1/40	280,000	338,827
Reynolds American Inc., Senior Notes	7.000%	8/4/41	300,000	321,802
Total Tobacco				2,062,292

Total Consumer Staples				3,920,403
Energy — 12.1%
Oil, Gas & Consumable Fuels — 12.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	6.625%	2/1/32	250,000	259,316 (a)
APA Corp., Senior Notes	5.250%	2/1/42	68,000	57,158
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Notes (6.125% to 6/18/35 then 5 year Treasury Constant Maturity Rate + 1.924%)	6.125%	3/18/35	100,000	$103,204 (b)(c)
Cheniere Energy Partners LP, Senior Notes	5.550%	10/30/35	180,000	185,269 (a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	250,000	268,571 (a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	880,000	1,000,962
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	19,530
Devon Energy Corp., Senior Notes	5.000%	6/15/45	80,000	70,134
Devon Energy Corp., Senior Notes	5.750%	9/15/54	190,000	177,044
Ecopetrol SA, Senior Notes	8.375%	1/19/36	220,000	225,983
Energy Transfer LP, Junior Subordinated Notes (6.750% to 2/15/36 then 5 year Treasury Constant Maturity Rate + 2.475%)	6.750%	2/15/56	170,000	169,278 (c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	460,000	473,760 (b)(c)
Energy Transfer LP, Senior Notes	8.250%	11/15/29	240,000	271,531
Energy Transfer LP, Senior Notes	6.625%	10/15/36	20,000	21,943
Energy Transfer LP, Senior Notes	5.800%	6/15/38	60,000	61,927
Enterprise Products Operating LLC, Senior Notes	5.550%	2/16/55	560,000	554,947
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	400,000	400,360 (c)
Expand Energy Corp., Senior Notes	6.750%	4/15/29	270,000	271,989 (a)
Expand Energy Corp., Senior Notes	5.700%	1/15/35	50,000	51,955
Granite Ridge Resources Inc., Senior Notes	8.875%	10/31/29	330,000	316,800 (a)(d)(e)
Greensaif Pipelines Bidco Sarl, Senior Secured Notes	6.103%	8/23/42	540,000	563,339 (a)
Gulfstream Natural Gas System LLC, Senior Notes	5.600%	7/23/35	360,000	371,182 (a)
Hess Midstream Operations LP, Senior Notes	5.125%	6/15/28	200,000	200,178 (a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	530,000	617,326
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	500,000	574,330
ONEOK Inc., Senior Notes	6.050%	9/1/33	300,000	320,577
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	$548,340
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	160,000	135,241
Saudi Arabian Oil Co., Senior Notes	6.375%	6/2/55	200,000	213,371 (a)
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	1,000,000	1,167,288
Sunoco LP, Junior Subordinated Notes (7.875% to 9/18/30 then 5 year Treasury Constant Maturity Rate + 4.230%)	7.875%	9/18/30	210,000	213,830 (a)(b)(c)
Sunoco LP, Senior Notes	5.625%	3/15/31	420,000	422,652 (a)
Targa Resources Corp., Senior Notes	5.500%	2/15/35	270,000	276,930
Targa Resources Corp., Senior Notes	4.950%	4/15/52	150,000	129,076
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	760,000	770,891
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	560,000	560,208
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.100%	3/15/36	260,000	264,434 (a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	9,985
Venture Global Plaquemines LNG LLC, Senior Secured Notes	6.750%	1/15/36	70,000	73,416 (a)
Viper Energy Partners LLC, Senior Notes	5.700%	8/1/35	160,000	164,078
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	50,000	45,857
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	71,675
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	180,765
Williams Cos. Inc., Senior Notes	5.300%	9/30/35	10,000	10,247

Total Energy				12,866,877
Financials — 36.2%
Banks — 15.9%
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	200,000	213,226 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.750% to 5/20/35 then 10 year Treasury Constant Maturity Rate + 4.299%)	8.750%	5/20/35	200,000	212,548 (a)(b)(c)
Bank of America Corp., Senior Notes	5.875%	2/7/42	790,000	853,151
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Bank of America Corp., Senior Notes (5.511% to 1/24/35 then SOFR + 1.310%)	5.511%	1/24/36	390,000	$411,766 (c)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	400,000	491,598
Bank of America Corp., Subordinated Notes (5.518% to 10/25/34 then SOFR + 1.738%)	5.518%	10/25/35	520,000	537,433 (c)
Bank of Nova Scotia, Junior Subordinated Notes (8.000% to 1/27/29 then 5 year Treasury Constant Maturity Rate + 4.017%)	8.000%	1/27/84	350,000	375,100 (c)
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	460,000	460,692 (b)(c)
Barclays PLC, Senior Notes (5.785% to 2/25/35 then SOFR + 1.590%)	5.785%	2/25/36	200,000	211,202 (c)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	290,000	309,799 (a)(b)(c)
BNP Paribas SA, Senior Notes (5.786% to 1/13/32 then SOFR + 1.620%)	5.786%	1/13/33	210,000	221,615 (a)(c)
BPCE SA, Senior Notes (6.714% to 10/19/28 then SOFR + 2.270%)	6.714%	10/19/29	280,000	298,090 (a)(c)
CaixaBank SA, Senior Notes (5.581% to 7/3/35 then SOFR + 1.790%)	5.581%	7/3/36	360,000	373,730 (a)(c)
Citigroup Inc., Junior Subordinated Notes (6.875% to 8/15/30 then 5 year Treasury Constant Maturity Rate + 2.890%)	6.875%	8/15/30	100,000	102,442 (b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	442,000	571,918
Citigroup Inc., Senior Notes (5.174% to 9/11/35 then SOFR + 1.488%)	5.174%	9/11/36	320,000	326,688 (c)
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	418,199
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	220,000	235,132 (c)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	250,000	256,258
Credit Agricole SA, Senior Notes (6.316% to 10/3/28 then SOFR + 1.860%)	6.316%	10/3/29	450,000	474,538 (a)(c)
HSBC Holdings PLC, Senior Notes (5.790% to 5/13/35 then SOFR + 1.880%)	5.790%	5/13/36	280,000	297,467 (c)
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
HSBC Holdings PLC, Senior Notes (6.254% to 3/9/33 then SOFR + 2.390%)	6.254%	3/9/34	1,000,000	$1,096,249 (c)
Intesa Sanpaolo SpA, Senior Notes (7.778% to 6/20/53 then 1 year Treasury Constant Maturity Rate + 3.900%)	7.778%	6/20/54	340,000	408,969 (a)(c)
JPMorgan Chase & Co., Junior Subordinated Notes (6.500% to 4/1/30 then 5 year Treasury Constant Maturity Rate + 2.152%)	6.500%	4/1/30	100,000	103,384 (b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	880,000	1,008,334
JPMorgan Chase & Co., Senior Notes (4.810% to 10/22/35 then SOFR + 1.190%)	4.810%	10/22/36	520,000	523,087 (c)
JPMorgan Chase & Co., Senior Notes (5.294% to 7/22/34 then SOFR + 1.460%)	5.294%	7/22/35	280,000	292,033 (c)
JPMorgan Chase & Co., Senior Notes (5.534% to 11/29/44 then SOFR + 1.550%)	5.534%	11/29/45	260,000	269,343 (c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	450,000	469,544
JPMorgan Chase & Co., Subordinated Notes (5.576% to 7/23/35 then SOFR + 1.635%)	5.576%	7/23/36	390,000	408,236 (c)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	410,000	443,204 (b)(c)
Lloyds Banking Group PLC, Senior Notes (4.943% to 11/4/35 then 1 year Treasury Constant Maturity Rate + 0.970%)	4.943%	11/4/36	320,000	319,063 (c)
PNC Financial Services Group Inc., Senior Notes (4.812% to 10/21/31 then SOFR + 1.259%)	4.812%	10/21/32	370,000	377,612 (c)
PNC Financial Services Group Inc., Senior Notes (5.373% to 7/21/35 then SOFR + 1.417%)	5.373%	7/21/36	400,000	414,527 (c)
Santander UK Group Holdings PLC, Senior Notes (5.136% to 9/22/35 then SOFR + 1.578%)	5.136%	9/22/36	260,000	260,044 (c)
Synovus Financial Corp., Senior Notes (6.168% to 11/1/29 then SOFR + 2.347%)	6.168%	11/1/30	140,000	145,348 (c)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Toronto-Dominion Bank, Junior Subordinated Notes (7.250% to 7/31/29 then 5 year Treasury Constant Maturity Rate + 2.977%)	7.250%	7/31/84	200,000	$210,954 (c)
Truist Financial Corp., Senior Notes (4.964% to 10/23/35 then SOFR + 1.395%)	4.964%	10/23/36	490,000	487,702 (c)
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	150,000	160,032 (c)
Truist Financial Corp., Senior Notes (7.161% to 10/30/28 then SOFR + 2.446%)	7.161%	10/30/29	210,000	227,428 (c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	280,000	300,589 (c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	420,000	444,998 (c)
Wells Fargo & Co., Senior Notes (5.605% to 4/23/35 then SOFR + 1.740%)	5.605%	4/23/36	190,000	201,589 (c)
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	530,000	474,018
Western Alliance Bank, Subordinated Notes (6.537% to 11/15/30 then 5 year Treasury Constant Maturity Rate + 2.850%)	6.537%	11/15/35	190,000	190,757 (c)
Total Banks				16,889,636
Capital Markets — 9.2%
Ares Capital Corp., Senior Notes	5.500%	9/1/30	410,000	413,982
Ares Management Corp., Senior Notes	5.600%	10/11/54	150,000	142,293
Bank of New York Mellon Corp., Junior Subordinated Notes (5.950% to 12/20/30 then 5 year Treasury Constant Maturity Rate + 2.271%)	5.950%	12/20/30	100,000	101,365 (b)(c)
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	680,000	744,564 (c)
CI Financial Corp., Senior Notes	7.500%	5/30/29	530,000	563,261 (a)
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	447,543
Credit Suisse AG AT1 Claim	—	—	2,390,000	0 *(d)(e)(f)
Goldman Sachs Group Inc., Junior Subordinated Notes (6.850% to 2/10/30 then 5 year Treasury Constant Maturity Rate + 2.461%)	6.850%	2/10/30	210,000	218,059 (b)(c)
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	150,000	$159,493 (b)(c)
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	1,500,000	1,661,806
Goldman Sachs Group Inc., Senior Notes (4.939% to 10/21/35 then SOFR + 1.330%)	4.939%	10/21/36	540,000	542,221 (c)
Goldman Sachs Group Inc., Senior Notes (5.536% to 1/28/35 then SOFR + 1.380%)	5.536%	1/28/36	290,000	303,995 (c)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	66,709
Golub Capital Private Credit Fund, Senior Notes	5.450%	8/15/28	140,000	140,919 (a)
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	230,000	213,912
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	240,000	225,514
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	600,000	569,977 (a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	80,000	90,465
Morgan Stanley, Senior Notes (2.802% to 1/25/51 then SOFR + 1.430%)	2.802%	1/25/52	320,000	208,012 (c)
Morgan Stanley, Senior Notes (4.892% to 10/22/35 then SOFR + 1.314%)	4.892%	10/22/36	460,000	461,670 (c)
Morgan Stanley, Senior Notes (5.664% to 4/17/35 then SOFR + 1.757%)	5.664%	4/17/36	180,000	191,155 (c)
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	80,000	84,581 (c)
Northern Trust Corp., Subordinated Notes (5.117% to 11/19/35 then 5 year Treasury Constant Maturity Rate + 1.050%)	5.117%	11/19/40	350,000	352,016 (c)
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	150,000	138,964
Raymond James Financial Inc., Senior Notes	5.650%	9/11/55	410,000	406,359
State Street Corp., Junior Subordinated Notes (6.700% to 3/15/29 then 5 year Treasury Constant Maturity Rate + 2.613%)	6.700%	3/15/29	380,000	394,804 (b)(c)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	440,000	$515,906 (a)(b)(c)
UBS Group AG, Senior Notes (6.301% to 9/22/33 then 1 year Treasury Constant Maturity Rate + 2.000%)	6.301%	9/22/34	350,000	383,795 (a)(c)
Total Capital Markets				9,743,340
Consumer Finance — 0.9%
American Express Co., Junior Subordinated Notes (3.550% to 9/15/26 then 5 year Treasury Constant Maturity Rate + 2.854%)	3.550%	9/15/26	110,000	108,143 (b)(c)
American Express Co., Senior Notes (4.918% to 7/20/32 then SOFR + 1.220%)	4.918%	7/20/33	500,000	512,353 (c)
American Express Co., Senior Notes (5.667% to 4/25/35 then SOFR + 1.790%)	5.667%	4/25/36	230,000	244,270 (c)
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	140,000	147,436 (c)
Total Consumer Finance				1,012,202
Financial Services — 2.4%
Apollo Global Management Inc., Senior Notes (6.000% to 12/15/34 then 5 year Treasury Constant Maturity Rate + 2.168%)	6.000%	12/15/54	60,000	58,974 (c)
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	590,000	644,879
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	170,000	167,353 (a)
ILFC E-Capital Trust I, Ltd. GTD	6.270%	12/21/65	600,000	505,946 (a)(c)
ILFC E-Capital Trust II, Ltd. GTD	6.520%	12/21/65	100,000	85,293 (a)(c)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	6.125%	11/1/32	520,000	529,436 (a)
LPL Holdings Inc., Senior Notes	4.000%	3/15/29	200,000	196,067 (a)
LPL Holdings Inc., Senior Notes	5.650%	3/15/35	270,000	276,979
LPL Holdings Inc., Senior Notes	5.750%	6/15/35	40,000	41,369
Total Financial Services				2,506,296
Insurance — 7.3%
Allianz SE, Junior Subordinated Notes (6.550% to 4/30/34 then 5 year Treasury Constant Maturity Rate + 2.317%)	6.550%	10/30/33	400,000	416,798 (a)(b)(c)
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Insurance — continued
Allianz SE, Subordinated Notes (5.600% to 9/3/34 then 5 year Treasury Constant Maturity Rate + 2.771%)	5.600%	9/3/54	200,000	$205,056 (a)(c)
Aon North America Inc., Senior Notes	5.750%	3/1/54	210,000	213,143
Athene Holding Ltd., Senior Notes	6.250%	4/1/54	500,000	492,975
Athene Holding Ltd., Senior Notes	6.625%	5/19/55	380,000	394,478
Brown & Brown Inc., Senior Notes	5.550%	6/23/35	20,000	20,571
Global Atlantic Fin Co., Senior Notes	6.750%	3/15/54	500,000	512,806 (a)
Global Atlantic Fin Co., Senior Notes (7.250% to 3/1/31 then 5 year Treasury Constant Maturity Rate + 3.550%)	7.250%	3/1/56	330,000	329,329 (a)(c)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	500,000	512,723 (a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	352,013 (a)
MetLife Inc., Junior Subordinated Notes	9.250%	4/8/38	159,000	190,988 (a)
MetLife Inc., Subordinated Notes (6.350% to 3/15/35 then 5 year Treasury Constant Maturity Rate + 2.078%)	6.350%	3/15/55	240,000	253,692 (c)
Nationwide Mutual Insurance Co., Subordinated Notes	9.375%	8/15/39	320,000	435,597 (a)
Nippon Life Insurance Co., Subordinated Notes (6.500% to 4/30/35 then 5 year Treasury Constant Maturity Rate + 3.189%)	6.500%	4/30/55	200,000	214,898 (a)(c)
Northwestern Mutual Life Insurance Co., Subordinated Notes	6.170%	5/29/55	190,000	204,723 (a)
Pacific Life Insurance Co., Subordinated Notes	5.950%	9/15/55	210,000	216,142 (a)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	270,000	288,557 (c)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	180,000	189,264
Symetra Life Insurance Co., Subordinated Notes	6.550%	10/1/55	180,000	189,322 (a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	650,000	753,499 (a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	390,000	360,034 (a)
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Insurance — continued
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	240,000	$269,926
Travelers Cos. Inc., Senior Notes	5.700%	7/24/55	230,000	239,320
Wynnton Funding Trust II, Senior Notes	5.991%	8/15/55	480,000	488,090 (a)
Total Insurance				7,743,944
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	410,000	446,907 (a)
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	5.500%	8/1/30	100,000	102,328
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., Senior Notes	7.000%	7/15/31	20,000	21,218 (a)
Total Mortgage Real Estate Investment Trusts (REITs)				570,453

Total Financials				38,465,871
Health Care — 6.3%
Biotechnology — 1.1%
Amgen Inc., Senior Notes	5.250%	3/2/33	680,000	708,941
Amgen Inc., Senior Notes	5.650%	3/2/53	270,000	271,477
Amgen Inc., Senior Notes	5.750%	3/2/63	90,000	90,251
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	63,081
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	60,000	55,581
Total Biotechnology				1,189,331
Health Care Equipment & Supplies — 0.2%
Roche Holdings Inc., Senior Notes	4.666%	12/2/35	200,000	200,820 (a)(g)
Health Care Providers & Services — 3.4%
Cardinal Health Inc., Senior Notes	5.350%	11/15/34	340,000	352,407
Centene Corp., Senior Notes	3.375%	2/15/30	100,000	91,994
CHS/Community Health Systems Inc., Secured Notes	6.875%	4/15/29	195,000	176,168 (a)
Cigna Group, Senior Notes	4.800%	8/15/38	240,000	232,487
CommonSpirit Health, Secured Notes	4.350%	11/1/42	60,000	52,414
CommonSpirit Health, Senior Notes	5.662%	9/1/55	120,000	118,966
CommonSpirit Health, Senior Secured Notes	5.318%	12/1/34	250,000	257,210
CVS Health Corp., Junior Subordinated Notes (7.000% to 3/10/30 then 5 year Treasury Constant Maturity Rate + 2.886%)	7.000%	3/10/55	140,000	147,344 (c)
CVS Health Corp., Senior Notes	4.780%	3/25/38	320,000	304,308
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Health Care Providers & Services — continued
HCA Inc., Senior Notes	5.125%	6/15/39	100,000	$97,976
HCA Inc., Senior Notes	5.500%	6/15/47	210,000	202,437
HCA Inc., Senior Notes	5.250%	6/15/49	310,000	285,942
HCA Inc., Senior Notes	6.200%	3/1/55	320,000	333,779
Horizon Mutual Holdings Inc., Senior Notes	6.200%	11/15/34	240,000	238,956 (a)
Orlando Health Obligated Group, Senior Notes	5.475%	10/1/35	170,000	178,462
UnitedHealth Group Inc., Senior Notes	5.300%	6/15/35	80,000	83,399
UnitedHealth Group Inc., Senior Notes	5.500%	7/15/44	180,000	181,519
UnitedHealth Group Inc., Senior Notes	5.625%	7/15/54	230,000	230,577
UnitedHealth Group Inc., Senior Notes	5.950%	6/15/55	70,000	73,410
Total Health Care Providers & Services				3,639,755
Pharmaceuticals — 1.6%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	130,000	117,709 (a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	330,000	399,844
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	320,000	368,561
Wyeth LLC, Senior Notes	5.950%	4/1/37	650,000	710,702
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	37,212
Total Pharmaceuticals				1,634,028

Total Health Care				6,663,934
Industrials — 6.8%
Aerospace & Defense — 1.6%
Boeing Co., Senior Notes	6.528%	5/1/34	720,000	800,978
Boeing Co., Senior Notes	5.705%	5/1/40	190,000	195,349
HEICO Corp., Senior Notes	5.350%	8/1/33	280,000	293,132
Hexcel Corp., Senior Notes	5.875%	2/26/35	230,000	243,286
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	170,000	178,722
Total Aerospace & Defense				1,711,467
Air Freight & Logistics — 0.6%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	410,000	457,064
United Parcel Service Inc., Senior Notes	5.950%	5/14/55	150,000	158,011
Total Air Freight & Logistics				615,075
Building Products — 0.3%
Quikrete Holdings Inc., Senior Secured Notes	6.375%	3/1/32	290,000	301,374 (a)
Commercial Services & Supplies — 0.1%
Rollins Inc., Senior Notes	5.250%	2/24/35	90,000	92,315
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Construction & Engineering — 0.2%
AECOM, Senior Notes	6.000%	8/1/33	190,000	$195,456 (a)
Ground Transportation — 0.1%
Uber Technologies Inc., Senior Notes	4.800%	9/15/35	170,000	170,029
Industrial Conglomerates — 0.9%
General Electric Co., Senior Notes	4.900%	1/29/36	220,000	225,832
General Electric Co., Senior Notes	6.875%	1/10/39	143,000	171,076
Honeywell International Inc., Senior Notes	5.000%	2/15/33	540,000	559,867
Total Industrial Conglomerates				956,775
Machinery — 0.4%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	210,000	189,387
Otis Worldwide Corp., Senior Notes	5.125%	11/19/31	190,000	197,845
Total Machinery				387,232
Passenger Airlines — 1.0%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	28,333	28,418 (a)
American Airlines Pass-Through Trust, 2025-1 A	4.900%	5/11/38	120,000	120,435
American Airlines Pass-Through Trust, 2025-1 B	5.650%	11/11/34	90,000	91,125
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	170,000	171,940
Southwest Airlines Co., Senior Notes	5.250%	11/15/35	320,000	313,573
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	370,000	368,380 (a)
Total Passenger Airlines				1,093,871
Trading Companies & Distributors — 1.6%
Air Lease Corp., Senior Notes	1.875%	8/15/26	200,000	196,702
Air Lease Corp., Senior Notes	5.850%	12/15/27	480,000	494,115
Air Lease Corp., Senior Notes	4.625%	10/1/28	500,000	502,770
Aircastle Ltd./Aircastle Ireland DAC, Senior Notes	5.750%	10/1/31	250,000	261,447 (a)
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	250,000	253,526
Total Trading Companies & Distributors				1,708,560

Total Industrials				7,232,154
Information Technology — 3.2%
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Senior Notes	5.300%	11/15/55	90,000	87,738
Semiconductors & Semiconductor Equipment — 1.6%
Broadcom Inc., Senior Notes	4.926%	5/15/37	239,000	240,315 (a)
Broadcom Inc., Senior Notes	4.900%	2/15/38	160,000	159,772
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Semiconductors & Semiconductor Equipment — continued
Foundry JV Holdco LLC, Senior Secured Notes	5.900%	1/25/33	200,000	$211,408 (a)
Foundry JV Holdco LLC, Senior Secured Notes	6.250%	1/25/35	350,000	375,136 (a)
Foundry JV Holdco LLC, Senior Secured Notes	6.100%	1/25/36	200,000	212,695 (a)
Intel Corp., Senior Notes	4.900%	7/29/45	120,000	105,595
Intel Corp., Senior Notes	4.750%	3/25/50	20,000	16,871
Intel Corp., Senior Notes	5.700%	2/10/53	50,000	47,964
Intel Corp., Senior Notes	4.950%	3/25/60	100,000	84,431
Micron Technology Inc., Senior Notes	5.800%	1/15/35	160,000	169,342
Micron Technology Inc., Senior Notes	6.050%	11/1/35	120,000	128,844
Total Semiconductors & Semiconductor Equipment				1,752,373
Software — 1.4%
Autodesk Inc., Senior Notes	5.300%	6/15/35	80,000	82,723
Oracle Corp., Senior Notes	5.200%	9/26/35	30,000	29,413
Oracle Corp., Senior Notes	5.875%	9/26/45	270,000	254,745
Oracle Corp., Senior Notes	6.000%	8/3/55	530,000	492,809
Oracle Corp., Senior Notes	5.950%	9/26/55	280,000	262,581
Synopsys Inc., Senior Notes	5.000%	4/1/32	100,000	102,621
Synopsys Inc., Senior Notes	5.150%	4/1/35	170,000	173,855
Synopsys Inc., Senior Notes	5.700%	4/1/55	100,000	100,332
Total Software				1,499,079
Technology Hardware, Storage & Peripherals — 0.1%
Hewlett Packard Enterprise Co., Senior Notes	5.600%	10/15/54	90,000	84,309

Total Information Technology				3,423,499
Materials — 1.7%
Chemicals — 0.4%
OCP SA, Senior Notes	6.750%	5/2/34	390,000	419,997 (a)
Construction Materials — 0.3%
Amrize Finance US LLC, Senior Notes	5.400%	4/7/35	170,000	176,573 (a)
CRH America Finance Inc., Senior Notes	5.600%	2/9/56	180,000	180,647
Total Construction Materials				357,220
Metals & Mining — 0.9%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	140,000	145,838
Capstone Copper Corp., Senior Notes	6.750%	3/31/33	30,000	31,144 (a)
First Quantum Minerals Ltd., Senior Notes	7.250%	2/15/34	260,000	268,364 (a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	410,000	399,594
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Metals & Mining — continued
Glencore Funding LLC, Senior Notes	6.141%	4/1/55	120,000	$126,172 (a)
Total Metals & Mining				971,112
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, Senior Notes	4.950%	6/30/32	80,000	82,594 (a)

Total Materials				1,830,923
Real Estate — 0.8%
Diversified REITs — 0.2%
VICI Properties LP, Senior Notes	5.750%	4/1/34	170,000	176,532
Industrial REITs — 0.2%
Prologis LP, Senior Notes	5.250%	3/15/54	200,000	193,587
Real Estate Management & Development — 0.1%
Five Point Operating Co. LP, Senior Notes	8.000%	10/1/30	110,000	114,946 (a)
Specialized REITs — 0.3%
Millrose Properties Inc., Senior Notes	6.375%	8/1/30	370,000	377,726 (a)

Total Real Estate				862,791
Utilities — 7.0%
Electric Utilities — 5.6%
Alliant Energy Corp., Junior Subordinated Notes (5.750% to 4/1/31 then 5 year Treasury Constant Maturity Rate + 2.077%)	5.750%	4/1/56	90,000	89,959 (c)
American Electric Power Co. Inc., Junior Subordinated Notes (6.050% to 3/15/36 then 5 year Treasury Constant Maturity Rate + 1.940%)	6.050%	3/15/56	150,000	150,192 (c)
Baltimore Gas and Electric Co., Senior Notes	5.450%	6/1/35	310,000	324,373
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.800%	3/15/30	240,000	246,450
Comision Federal de Electricidad, Senior Notes	6.450%	1/24/35	450,000	461,285 (a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	350,000	397,311
Commonwealth Edison Co., First Mortgage Bonds	5.950%	6/1/55	200,000	212,612
Dominion Energy South Carolina Inc., First Mortgage Bonds	5.300%	1/15/35	200,000	209,210
Electricite de France SA, Senior Notes	5.750%	1/13/35	330,000	347,307 (a)
Entergy Texas Inc., First Mortgage Bonds	5.250%	4/15/35	240,000	248,350
Georgia Power Co., Senior Notes	4.850%	3/15/31	160,000	164,930
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Electric Utilities — continued
Georgia Power Co., Senior Notes	5.200%	3/15/35	310,000	$320,238
Interstate Power and Light Co., Senior Notes	5.450%	9/30/54	90,000	87,157
Jersey Central Power & Light Co., Senior Notes	5.100%	1/15/35	80,000	81,330
NRG Energy Inc., Senior Secured Notes	5.407%	10/15/35	160,000	160,306 (a)
Ohio Edison Co., Senior Notes	5.500%	1/15/33	140,000	147,054 (a)
Oncor Electric Delivery Co. LLC, Secured Notes	5.800%	4/1/55	160,000	164,621 (a)
Oncor Electric Delivery Co. LLC, Senior Secured Notes	5.350%	4/1/35	90,000	93,739 (a)
Pacific Gas and Electric Co., First Mortgage Bonds	5.700%	3/1/35	110,000	113,830
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	110,000	95,057
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	220,000	239,054
Public Service Co. of Colorado, First Mortgage Bonds	5.150%	9/15/35	310,000	316,093
RWE Finance US LLC, Senior Notes	5.875%	9/18/55	200,000	197,399 (a)
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	280,000	217,783
Southern California Edison Co., First Mortgage Bonds	6.200%	9/15/55	80,000	82,190
Trans-Allegheny Interstate Line Co., Senior Notes	5.000%	1/15/31	110,000	113,452 (a)
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	290,000	392,039
Vistra Operations Co. LLC, Senior Secured Notes	5.700%	12/30/34	290,000	299,846 (a)
Total Electric Utilities				5,973,167
Gas Utilities — 0.5%
Southern California Gas Co., First Mortgage Bonds	6.000%	6/15/55	190,000	199,526
Spire Inc., Junior Subordinated Notes (6.250% to 6/1/31 then 5 year Treasury Constant Maturity Rate + 2.556%)	6.250%	6/1/56	240,000	238,250 (c)
Spire Inc., Junior Subordinated Notes (6.450% to 6/1/36 then 5 year Treasury Constant Maturity Rate + 2.327%)	6.450%	6/1/56	100,000	100,137 (c)
Total Gas Utilities				537,913
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Independent Power and Renewable Electricity Producers — 0.7%
AES Andes SA, Senior Notes	6.250%	3/14/32	200,000	$208,250 (a)
AES Corp., Junior Subordinated Notes (6.950% to 7/15/30 then 5 year Treasury Constant Maturity Rate + 2.890%)	6.950%	7/15/55	100,000	97,669 (c)
Calpine Corp., Senior Secured Notes	4.500%	2/15/28	400,000	399,444 (a)
Total Independent Power and Renewable Electricity Producers				705,363
Multi-Utilities — 0.2%
Ameren Illinois Co., First Mortgage Bonds	5.625%	3/1/55	90,000	91,748
PECO Energy Co., First Mortgage Bonds	5.250%	9/15/54	140,000	135,479
Total Multi-Utilities				227,227

Total Utilities				7,443,670
Total Corporate Bonds & Notes (Cost — $96,773,980)				99,897,762
Sovereign Bonds — 2.5%
Argentina — 0.2%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	9,158	7,994
Argentine Republic Government International Bond, Senior Notes, Step bond (4.125% to 7/9/27 then 4.750%)	4.125%	7/9/35	182,200	129,426
Provincia de Buenos Aires, Senior Notes	6.625%	9/1/37	139,491	101,106 (a)
Total Argentina				238,526
Brazil — 0.3%
Brazilian Government International Bond, Senior Notes	6.125%	3/15/34	310,000	315,456
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	250,000	261,090 (a)
Mexico — 1.6%
Eagle Funding Luxco Sarl, Senior Notes	5.500%	8/17/30	350,000	355,754 (a)
Mexican Bonos, Senior Notes	8.500%	11/18/38	4,490,000 MXN	234,347
Mexico Government International Bond, Senior Notes	5.850%	7/2/32	340,000	350,404
Mexico Government International Bond, Senior Notes	5.375%	3/22/33	230,000	230,093
Mexico Government International Bond, Senior Notes	6.625%	1/29/38	210,000	221,382
Mexico Government International Bond, Senior Notes	6.400%	5/7/54	280,000	273,904
Total Mexico				1,665,884
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Paraguay — 0.2%
Paraguay Government International Bond, Senior Notes	6.650%	3/4/55	200,000	$214,806 (a)

Total Sovereign Bonds (Cost — $2,583,991)				2,695,762
Municipal Bonds — 0.8%
California — 0.2%
Regents of the University of California Medical Center Pooled Revenue, Series Q	4.563%	5/15/53	160,000	140,397
Illinois — 0.4%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	407,692	433,029
New York — 0.2%
New York State Dormitory Authority Revenue, New York University, Series B	5.832%	7/1/55	230,000	244,345

Total Municipal Bonds (Cost — $831,901)				817,771
U.S. Government & Agency Obligations — 0.8%
U.S. Government Obligations — 0.8%
U.S. Treasury Bonds	4.750%	8/15/55	260,000	263,331
U.S. Treasury Notes	3.625%	10/31/30	110,000	110,112
U.S. Treasury Notes	3.750%	10/31/32	10,000	9,978
U.S. Treasury Notes	4.000%	11/15/35	430,000	429,362

Total U.S. Government & Agency Obligations (Cost — $810,569)				812,783
Senior Loans — 0.4%
Materials — 0.0%††
Paper & Forest Products — 0.0%††
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	7.780%	4/20/28	28,177	28,036 (c)(h)(i)

Utilities — 0.4%
Electric Utilities — 0.4%
NRG Energy Inc., Term Loan	5.593-5.666%	4/16/31	364,450	365,512 (c)(h)(i)
Talen Energy Supply LLC, 2025 First Lien Term Loan B	—	10/11/32	90,000	90,155 (j)

Total Utilities				455,667
Total Senior Loans (Cost — $481,207)				483,703
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

 Western Asset Investment Grade Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Preferred Stocks — 0.2%
Financials — 0.2%
Insurance — 0.2%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%) (Cost — $233,032)	7.303%	9,325	$231,027 (c)
Total Investments before Short-Term Investments (Cost — $101,714,680)			104,938,808

Short-Term Investments — 0.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $313,387)	3.957%	313,387	313,387 (k)(l)
Total Investments — 99.1% (Cost — $102,028,067)			105,252,195
Other Assets in Excess of Liabilities — 0.9%			940,372
Total Net Assets — 100.0%			$106,192,567

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.
(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(e)	Security is valued using significant unobservable inputs (Note 1).
(f)	Value is less than $1.
(g)	Securities traded on a when-issued or delayed delivery basis.
(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	All or a portion of this loan has not settled as of November 30, 2025. Interest rates are not effective until settlement date. Interest rates shown, if any, are for the settled portion of the loan.
(k)	Rate shown is one-day yield as of the end of the reporting period.
(l)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2025, the total market value of investments in Affiliated
Companies was $313,387 and the cost was $313,387 (Note 8).

See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Schedule of investments (cont’d)
November 30, 2025
 Western Asset Investment Grade Opportunity Trust Inc.
Abbreviation(s) used in this schedule:
DAC	—	Designated Activity Company
GO	—	General Obligation
GTD	—	Guaranteed
MXN	—	Mexican Peso
SOFR	—	Secured Overnight Financing Rate
At November 30, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	28	3/26	$5,844,502	$5,848,062	$3,560
U.S. Treasury 5-Year Notes	23	3/26	2,516,719	2,524,609	7,890
U.S. Treasury Long-Term Bonds	6	3/26	703,229	704,625	1,396
					12,846
Contracts to Sell:
U.S. Treasury 10-Year Notes	3	3/26	339,440	340,031	(591)
U.S. Treasury Ultra 10-Year Notes	97	3/26	11,193,051	11,271,703	(78,652)
					(79,243)
Net unrealized depreciation on open futures contracts					$(66,397)
At November 30, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
JPY	16,001,269	USD	106,919	JPMorgan Chase & Co.	1/16/26	$(3,961)

Abbreviation(s) used in this table:
JPY	—	Japanese Yen
USD	—	United States Dollar
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Statement of assets and liabilities
November 30, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $101,714,680)	$104,938,808
Investments in affiliated securities, at value (Cost — $313,387)	313,387
Foreign currency, at value (Cost — $10,529)	10,579
Cash	178
Interest receivable	1,485,795
Deposits with brokers for open futures contracts	276,916
Receivable for securities sold	77,318
Receivable from brokers — net variation margin on open futures contracts	14,821
Dividends receivable from affiliated investments	1,304
Prepaid expenses	1,262
Total Assets	107,120,368
Liabilities:
Distributions payable	425,549
Payable for securities purchased	289,550
Audit and tax fees payable	55,940
Investment management fee payable	47,765
Unrealized depreciation on forward foreign currency contracts	3,961
Directors’ fees payable	907
Accrued expenses	104,129
Total Liabilities	927,801
Total Net Assets	$106,192,567
Net Assets:
Par value ($0.001 par value; 5,993,650 shares issued and outstanding; 100,000,000 shares authorized)	$5,994
Paid-in capital in excess of par value	118,351,997
Total distributable earnings (loss)	(12,165,424)
Total Net Assets	$106,192,567
Shares Outstanding	5,993,650
Net Asset Value	$17.72
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Statement of operations
For the Year Ended November 30, 2025

Investment Income:
Interest	$6,037,460
Dividends from affiliated investments	38,351
Dividends from unaffiliated investments	18,534
Total Investment Income	6,094,345
Expenses:
Investment management fee (Note 2)	676,837
Transfer agent fees	124,191
Legal fees	108,918
Audit and tax fees	57,940
Directors’ fees	32,428
Shareholder reports	25,545
Fund accounting fees	17,499
Stock exchange listing fees	12,497
Insurance	1,159
Miscellaneous expenses	14,746
Total Expenses	1,071,760
Less: Fee waivers and/or expense reimbursements (Note 2)	(105,094)
Net Expenses	966,666
Net Investment Income	5,127,679
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(1,692,512)
Futures contracts	(214,859)
Forward foreign currency contracts	(50,569)
Foreign currency transactions	(689)
Net Realized Loss	(1,958,629)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,742,105
Futures contracts	48,202
Forward foreign currency contracts	37,676
Foreign currencies	1,455
Change in Net Unrealized Appreciation (Depreciation)	2,829,438
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	870,809
Increase in Net Assets From Operations	$5,998,488
See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2025	2024
Operations:
Net investment income	$5,127,679	$8,400,332
Net realized loss	(1,958,629)	(3,244,945)
Change in net unrealized appreciation (depreciation)	2,829,438	11,553,616
Increase in Net Assets From Operations	5,998,488	16,709,003
Distributions to Shareholders From (Note 1):
Total distributable earnings	(5,106,590)	(8,334,516)
Return of capital	—	(137,318)
Decrease in Net Assets From Distributions to Shareholders	(5,106,590)	(8,471,834)
Fund Share Transactions:
Cost of shares repurchased through tender offer (0 and 4,854,372 shares repurchased, respectively) (Note 5)	—	(88,106,852)
Decrease in Net Assets From Fund Share Transactions	—	(88,106,852)
Increase (Decrease) in Net Assets	891,898	(79,869,683)
Net Assets:
Beginning of year	105,300,669	185,170,352
End of year	$106,192,567	$105,300,669
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$17.57	$17.07	$17.23	$21.47	$22.09
Income (loss) from operations:
Net investment income	0.86	0.84	0.83	0.78	0.76
Net realized and unrealized gain (loss)	0.14	0.50	(0.19)	(4.22)	(0.58)
Total income (loss) from operations	1.00	1.34	0.64	(3.44)	0.18
Less distributions from:
Net investment income	(0.85)	(0.83)	(0.80)	(0.80)	(0.80)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.85)	(0.84)	(0.80)	(0.80)	(0.80)
Dilutive impact of tender offer	—	(0.00)[2,3]	—	—	—
Net asset value, end of year	$17.72	$17.57	$17.07	$17.23	$21.47
Market price, end of year	$16.50	$16.75	$16.35	$16.47	$22.03
Total return, based on NAV[4,5]	5.93%[6]	8.01%[7]	3.84%	(16.20)%	0.83%
Total return, based on Market Price[8]	3.70%	7.57%	4.23%	(21.82)%	6.70%
Net assets, end of year (millions)	$106	$105	$185	$187	$233
Ratios to average net assets:
Gross expenses	1.03%[6]	0.91%[7]	0.79%	0.80%	0.79%
Net expenses[9,10]	0.93 [6]	0.84 [7]	0.74	0.78	0.79
Net investment income	4.92 [6]	4.75 [7]	4.83	4.16	3.49
Portfolio turnover rate	83%	37%	13%	18%	19%

See Notes to Financial Statements.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]	The tender offer was completed at a price of $18.15 for 4,854,372 shares and $88,106,852 for the year ended November 30, 2024.
[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[6]
Ratios and total return for the period ended November 30, 2025, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment income ratio would have been 0.94%, 0.84% and 5.01%, respectively, and total return based on NAV would have been 5.99%.

[7]
Ratios and total return for the year ended November 30, 2024, include certain non-recurring fees incurred by the
Fund during the period. Without these items, the gross and net expense ratios and the net investment income ratio would have been 0.82%, 0.75% and 4.84%, respectively, and total return based on NAV would have been 8.19%.

[8]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[9]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[10]	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Investment Grade Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
At the Fund’s Special Meeting held on June 7, 2024, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024. Since the Fund maintained at least $50 million of net assets following a tender offer (See Note 5, “Tender Offer”), the Fund changed its name from “Western Asset Investment Grade Defined Opportunity Trust Inc.” to “Western Asset Investment Grade Opportunity Trust Inc.” and the conversion became effective on November 1, 2024.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Energy	—	$12,550,077	$316,800	$12,866,877
Financials	—	38,465,871	0 *	38,465,871
Other Corporate Bonds & Notes	—	48,565,014	—	48,565,014
Sovereign Bonds	—	2,695,762	—	2,695,762
Municipal Bonds	—	817,771	—	817,771
U.S. Government & Agency Obligations	—	812,783	—	812,783
Senior Loans	—	483,703	—	483,703
Preferred Stocks	—	231,027	—	231,027
Total Long-Term Investments	—	104,622,008	316,800	104,938,808
Short-Term Investments†	$313,387	—	—	313,387
Total Investments	$313,387	$104,622,008	$316,800	$105,252,195
Other Financial Instruments:
Futures Contracts††	$12,846	—	—	$12,846
Total	$326,233	$104,622,008	$316,800	$105,265,041

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$79,243	—	—	$79,243
Forward Foreign Currency Contracts††	—	$3,961	—	3,961
Total	$79,243	$3,961	—	$83,204

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)
contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)
derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of November 30, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $3,961. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. The actual source of the Fund’s fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(l) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

deposit with the bank will earn interest and be recognized as interest income on the Statement of Operations.
(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
Effective June 10, 2024, FTFA implemented a voluntary investment management fee waiver of 0.10% that will continue until June 7, 2026.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Effective June 1, 2022, FTFA implemented a voluntary investment management fee waiver of 0.05% that continued until May 31, 2024.
During the year ended November 30, 2025, fees waived and/or expenses reimbursed amounted to $105,094, which included an affiliated money market fund waiver of $965.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended November 30, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$62,339,992	$23,422,090
Sales	64,080,981	22,654,087
At November 30, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$104,326,597	$4,282,160	$(3,356,562)	$925,598
Futures contracts	—	12,846	(79,243)	(66,397)
Forward foreign currency contracts	—	—	(3,961)	(3,961)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2025.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$12,846

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$79,243	—	$79,243
Forward foreign currency contracts	—	$3,961	3,961
Total	$79,243	$3,961	$83,204

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended November 30, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(214,859)	—	$(214,859)
Forward foreign currency contracts	—	$(50,569)	(50,569)
Total	$(214,859)	$(50,569)	$(265,428)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$48,202	—	$48,202
Forward foreign currency contracts	—	$37,676	37,676
Total	$48,202	$37,676	$85,878
During the year ended November 30, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Futures contracts (to buy)	$10,894,628
Futures contracts (to sell)	9,080,029
Forward foreign currency contracts (to buy)	496,833
Forward foreign currency contracts (to sell)†	335,571

*	Based on the average of the market values at each month-end during the period.
†	At November 30, 2025, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2025.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
JPMorgan Chase & Co.	—	$(3,961)	$(3,961)	—	$(3,961)
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Tender offer
At the Fund’s Special Meeting of Stockholders held on June 7, 2024, stockholders approved a proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024, each of which will only be effective upon at least $50 million of net assets remaining in the Fund following the completion of a tender offer. The tender offer was conducted at a price per share equal to 100% of the Fund’s net asset value per share on the day on which the tender offer expires. The tender offer commenced on September 3, 2024, and expired on October 1, 2024. On October 2, 2024, the Fund announced the final results of the tender offer. A total of 4,854,372 shares were duly tendered and not withdrawn, representing approximately 44.75% of the Fund’s common shares outstanding. The shares accepted for tender were repurchased at a price of $18.15 per share, equal to 100% of the per share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 1, 2024. Shares that were not tendered will remain outstanding.
6. Distributions subsequent to November 30, 2025
The following distributions have been declared by the Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
11/20/2025	12/1/2025	$0.0710
12/23/2025	12/31/2025	$0.0710
1/23/2026	1/30/2026	$0.0710
2/20/2026	2/27/2026	$0.0710
7. Stock repurchase program
On November 16, 2015, the Fund announced that the Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended November 30, 2025, and November 30, 2024, the Fund did not repurchase any shares.
8. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

all or some portion of the year ended November 30, 2025. The following transactions were effected in such company for the year ended November 30, 2025.

	Affiliate Value at November 30, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$530,350	$30,008,155	30,008,155	$30,225,118	30,225,118

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2025
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$38,351	—	$313,387
9. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended November 30, was as follows:

	2025	2024
Distributions paid from:
Ordinary income	$5,106,590	$8,334,516
Tax return of capital	—	137,318
Total distributions paid	$5,106,590	$8,471,834
As of November 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$103,149
Deferred capital losses*	(12,766,271)
Other book/tax temporary differences(a)	(357,765)
Unrealized appreciation (depreciation)(b)	855,463
Total distributable earnings (loss) — net	$(12,165,424)
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Notes to financial statements (cont’d)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities and outstanding hyperinflation.

10. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.

Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Investment Grade Opportunity Trust Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Opportunity Trust Inc. (the “Fund”) as of November 30, 2025, the related statement of operations for the year ended November 30, 2025, the statement of changes in net assets for each of the two years in the period ended November 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2025 and the financial highlights for each of the five years in the period ended November 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset Investment Grade Opportunity Trust Inc. 2025 Annual Report

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Investment Grade Opportunity Trust Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2009
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None

Western Asset Investment Grade Opportunity Trust Inc.

Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Western Asset Investment Grade Opportunity Trust Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)

Western Asset Investment Grade Opportunity Trust Inc.

Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Western Asset Investment Grade Opportunity Trust Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

Western Asset Investment Grade Opportunity Trust Inc.

Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2009
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2028, year 2026 and year 2027, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Western Asset Investment Grade Opportunity Trust Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Investment Grade Opportunity Trust Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund’s investment objectives are fundamental and may not be changed without stockholder approval.
Principal Investment Policies and Strategies
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities. “Corporate fixed income securities” include corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt (“Senior Loans”), second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”), loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances. Certain corporate debt instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics. The Fund’s policy to invest, under normal market conditions, at least 80% of its net assets in a portfolio of investment grade corporate fixed income securities of varying maturities may be changed by the Board without a stockholder vote, except that the Fund will give stockholders at least 60 days’ notice of any change to such policy.
Under normal market conditions, the Fund will invest at least 50% of its net assets in corporate bonds, debentures and notes.
The Fund may invest up to 20% of its net assets in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment and (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. Corporate fixed income securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
While the Common Stock issued by the Fund will not be rated by an NRSRO, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or comparable quality as determined by Western Asset. For securities with legal final maturities of 270 days or less, Western Asset may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement.

Western Asset Investment Grade Opportunity Trust Inc.

“Investment grade” quality securities are those that, at the time of investment, are either rated by one of the NRSROs that rate such securities within the four highest letter grades (including BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s), or if unrated are determined by Western Asset to be of comparable quality. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO (such securities are commonly referred to as split-rated securities). Securities rated BBB by S&P and Fitch are the lowest category of investment grade securities and are regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to impair the issuer’s capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody’s are regarded as having an adequate capacity to pay interest and repay principal for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of the securities.
Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.
The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities.
The Fund may invest up to 20% of its net assets in illiquid securities, which are securities that cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.
In order to reduce the interest rate risk inherent in the Fund’s underlying investments, the Fund may enter into interest rate swap or cap transactions for hedging or investment purposes.
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
It is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s, or comparable quality. For securities with legal final maturities of 270 days or less, Western Asset may use the underlying credit’s short-term ratings as a proxy for establishing the minimum credit requirement. The Fund may purchase unrated securities if Western Asset determines that the securities are of comparable quality to rated securities that the Fund may purchase.
In purchasing securities and other investments for the Fund, Western Asset may take full advantage of the entire range of maturities and durations offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and durations and its expectations of future changes in interest rates. As the termination date of the Fund approaches, Western Asset may manage the Fund’s assets in a manner that causes the dollar-weighted average maturity of its assets to shorten and/or increase the percentage of cash or cash equivalents in the Fund’s portfolio.
The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act.
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act.
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Western Asset believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds)

Western Asset Investment Grade Opportunity Trust Inc.

or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Principal Risk Factors
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. In accordance with the requirements of the 1940 Act, the Fund reclassified its diversification status from non-diversified to diversified. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Fixed Income Securities Risk. In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and
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Summary of information regarding the Fund (unaudited) (cont’d)
decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
• Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Below Investment Grade (High-Yield or Junk Bond) Securities Risk. The Fund may invest up to 20% of its net assets in corporate fixed income securities of below investment grade quality (commonly referred to as “high-yield” securities or “junk bonds”) at the time of investment. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Senior Loan Risk. Senior Loans are usually rated below investment grade. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade

Western Asset Investment Grade Opportunity Trust Inc.

securities. While Senior Loans are typically senior and secured in contrast to other below investment grade securities which are often subordinated and unsecured, nevertheless, if a borrower of a Senior Loan defaults or goes into bankruptcy, the Fund may recover only a fraction of what is owed on the Senior Loan or nothing at all. Senior Loans are subject to a number of risks described elsewhere in this Prospectus, including credit risk, liquidity risk and management risk.
There is less readily available and reliable information about most Senior Loans than is the case for many other types of securities. If there is no independent evaluation of a Senior Loan by an NRSRO, Western Asset will rely on its own evaluation of credit quality to determine the Senior Loan’s equivalent credit rating. As a result, the Fund is particularly dependent on the analytical abilities of Western Asset when investing in Senior Loans.
Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized or under-collateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.
If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly levered transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of Western
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Summary of information regarding the Fund (unaudited) (cont’d)
Asset, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.
The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Liquidity Risk. The Fund may invest up to 20% of its net assets in illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment, hedging or risk management purposes, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same

Western Asset Investment Grade Opportunity Trust Inc.

underlying instrument. The Fund will not include derivative instruments for the purposes of the Fund’s policy to invest at least 80% of its net assets in investment grade corporate fixed income securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Equity Risk. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. “Emerging market” countries include any country which, at the time of investment, is represented in

Western Asset Investment Grade Opportunity Trust Inc.

the J.P. Morgan Emerging Markets Bond Index Global (“EMBI Global”) or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Short Sales Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial. A fund that engages in a short sale or short position may lose more money than the actual cost of the short sale or short position and its potential losses may be unlimited if the fund does not own the security sold short or the reference instrument and it is unable to close out of the short sale or short position.
Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities. These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Stock.
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the Fund’s investments involves subjective judgment.
Government Intervention in Financial Markets. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Counterparty Risk. The Fund may enter into transactions with counterparties that become unable or unwilling to fulfill their contractual obligations. There can be no assurance that any such counterparty will not default on its obligations to the Fund. In the event of a counterparty default, the Fund may be hindered or delayed in exercising rights against a counterparty and may experience significant losses. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, the Fund will be subject to increased counterparty risk.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Western Asset Investment Grade Opportunity Trust Inc.

Leverage Risk. As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes as permitted by the 1940 Act. The Fund may take on leveraging risk by, among other things, purchasing securities on a when-issued or delayed delivery basis, entering into credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying asset or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase corporate fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.
Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at,

Western Asset Investment Grade Opportunity Trust Inc.

above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of providing current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
In determining to opt in to the MCSAA, the Board considered its fiduciary obligations to the Fund. In particular, the Board considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of total return with an emphasis on income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section18(i) of the 1940 Act. A recent decision by the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered
Western Asset Investment Grade Opportunity Trust Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

Western Asset Investment Grade Opportunity Trust Inc.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on June 25, 2009, as amended or superseded by subsequent disclosures. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.
Western Asset Investment Grade Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Investment Grade Opportunity Trust Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
Western Asset Investment Grade Opportunity Trust Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended November 30, 2025:

	Pursuant to:	Amount Reported
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	$18,534
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$18,534
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$3,895,288
Section 163(j) Interest Earned	§163(j)	$5,985,769
Interest Earned from Federal Obligations	Note (1)	$67,607
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

Western Asset Investment Grade Opportunity Trust Inc.

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Western Asset
Investment Grade Opportunity Trust Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Investment Grade Opportunity Trust Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
IGI

Western Asset Investment Grade Opportunity Trust Inc.
Western Asset Investment Grade Opportunity Trust Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Investment Grade Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90705-A 1/26

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2024 and November 30, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,406 in November 30, 2024 and $53,940 in November 30, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in November 30, 2024 and $0 in November 30, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in November 30, 2024 and $10,000 in November 30, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in November 30, 2024 and $0 in November 30, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

((1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $334,889 in November 30, 2024 and $344,935 in November 30, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

•	Copies of proxy statements received with respect to securities in client accounts.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast;
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;
9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and
10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business.

What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western

Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset (Since 2024); Co-Chief Investment Officer of Western Asset (2023-2024); employed by Western Asset Management as an investment professional for at least the past five years

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

Molly Schwartz Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2024

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Dan Alexander Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2022

Co-portfolio manager of the fund; Responsible for the day-to-day management with other members of the Fund’s portfolio management team; he has been employed by Western Asset as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of November 30, 2025.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	58	$81.56 billion	None	None
	Other Pooled Vehicles	192	$45.81 billion	16	$2.99 billion
	Other Accounts	274	$80.14 billion	12	$6.66 billion
Ryan Brist‡	Other Registered Investment Companies	26	$10.04 billion	None	None
	Other Pooled Vehicles	15	$13.35 billion	None	None
	Other Accounts	73	$31.37 billion	4	$1.44 billion
Molly Schwartz‡	Other Registered Investment Companies	3	$973 million	None	None
	Other Pooled Vehicles	9	$7.37 billion	None	None
	Other Accounts	54	$23.27 billion	4	$1.44 billion
Dan Alexander‡	Other Registered Investment Companies	3	$973 million	None	None
	Other Pooled Vehicles	9	$7.37 billion	None	None
	Other Accounts	54	$23.27 billion	4	$1.44 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). They are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (As of November 30, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of November 30, 2025.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Ryan Brist	A
Molly Schwartz	A
Dan Alexander	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000

F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 27, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	January 27, 2026